UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number             811-05848

                            The Gabelli Value Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                            Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Value Fund Inc.
First Quarter Report — March 31, 2013

Morningstar® rated The Gabelli Value Fund Inc. Class AAA Shares 4 stars overall, 5 stars for the three year period, and 4 stars for the five and ten year periods ended March 31, 2013 among 1,474, 1,474, 1,325, and 820 Large Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the quarter ended March 31, 2013, the net asset value (“NAV”) per Class A Share of The Gabelli Value Fund Inc. increased 12.0% compared with increases of 10.6% and 12.0% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. See below for additional performance information.

Enclosed is the schedule of investments as of March 31, 2013.

Comparative Results

Average Annual Returns through March 31, 2013 (a) (Unaudited)					Since
	Quarter	1 Year	5 Year	10 Year	Inception (9/29/89)
Class A (GABVX)	12.01%	20.26%	8.73%	10.07%	10.92%
With sales charge (b)	5.57	13.34	7.45	9.42	10.64
S&P 500 Index	10.61	13.96	5.81	8.53	8.92
Dow Jones Industrial Average	11.99	13.33	6.47	8.94	10.15
Nasdaq Composite Index	8.51	7.38	8.69	10.29	8.57
Class AAA (GVCAX)	12.03	20.29	8.74	10.07	10.93
Class C (GVCCX)	11.89	19.41	7.93	9.25	10.48
With contingent deferred sales charge (c)	10.89	18.41	7.93	9.25	10.48
Class I (GVCIX)	12.16	20.56	9.02	10.22	10.99

In the current prospectus dated April 30, 2013, the expense ratios for Class AAA, A, C, and I Shares are 1.42%, 1.42%, 2.17%, and 1.17%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class A Share NAVs are used to calculate performance for the periods prior to the issuance of Class AAA Shares on April 30, 2010, Class C Shares on March 15, 2000, and the Class I Shares on January 11, 2008. The actual performance of the Class C Shares would have been lower due to the additional expenses associated with this class of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Dow Jones Industrial Average and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested, except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b) Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c) Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

The Gabelli Value Fund Inc.

Schedule of Investments — March 31, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 97.8%
	Aerospace — 2.9%
122,000	Exelis Inc.	$1,328,580
920,000	Rolls-Royce Holdings plc	15,796,275
6,000	The Boeing Co.	515,100

		17,639,955

	Automotive — 1.1%
54,000	Fiat Industrial SpA	607,060
174,000	Ford Motor Co.	2,288,100
100,000	Navistar International Corp.†	3,457,000

		6,352,160

	Automotive: Parts and Accessories — 2.2%
8,000	BorgWarner Inc.†	618,720
38,000	China Yuchai International Ltd.	607,620
145,000	Genuine Parts Co.	11,310,000
25,000	Tenneco Inc.†	982,750

		13,519,090

	Aviation: Parts and Services — 0.9%
111,477	BBA Aviation plc	436,165
29,000	Curtiss-Wright Corp.	1,006,300
296,000	GenCorp Inc.†	3,936,800

		5,379,265

	Broadcasting — 6.0%
584,000	CBS Corp., Cl. A, Voting	27,056,720
82,500	Liberty Media Corp.†	9,209,475

		36,266,195

	Business Services — 2.3%
45,000	Ascent Capital Group Inc., Cl. A†	3,349,800
30,000	Blucora Inc.†	464,400
10,000	Broadridge Financial Solutions Inc.	248,400
65,000	Clear Channel Outdoor Holdings Inc., Cl. A†	486,850
2,000	Equinix Inc.†	432,620
51,000	Fidelity National Information Services Inc.	2,020,620
12,000	Intermec Inc.†	117,960
115,000	Internap Network Services Corp.†	1,075,250
29,500	Macquarie Infrastructure Co. LLC	1,594,180
5,100	MasterCard Inc., Cl. A	2,759,763
40,000	The Brink’s Co.	1,130,400

		13,680,243

	Cable and Satellite — 13.1%
130,000	Adelphia Communications Corp., Cl. A†(a)	0
130,000	Adelphia Communications Corp., Escrow†(a)	0
130,000	Adelphia Recovery Trust†	1,040
221,000	AMC Networks Inc., Cl. A†	13,962,780
760,000	Cablevision Systems Corp., Cl. A	11,369,600
125,000	Comcast Corp., Cl. A, Special	4,952,500
258,000	DIRECTV†	14,605,380
157,000	DISH Network Corp., Cl. A	5,950,300

Shares		Market Value
90,000	EchoStar Corp., Cl. A†	$3,507,300
138,000	Liberty Global Inc., Cl. A†	10,129,200
170,000	Rogers Communications Inc., Cl. B	8,680,200
90,000	Scripps Networks Interactive Inc., Cl. A	5,790,600

		78,948,900

	Communications Equipment — 0.4%
50,000	Corning Inc.	666,500
30,000	Loral Space & Communications Inc.	1,856,400

		2,522,900

	Computer Software and Services — 0.7%
80,000	EarthLink Inc.	433,600
32,000	eBay Inc.†	1,735,040
47,000	RealD Inc.†	611,000
75,000	Yahoo! Inc.†	1,764,750

		4,544,390

	Consumer Products — 4.3%
16,000	Avon Products Inc.	331,680
35,000	Blyth Inc.	607,600
55,000	Energizer Holdings Inc.	5,485,150
566	Givaudan SA	695,203
200	National Presto Industries Inc.	16,100
610,000	Swedish Match AB	18,936,861
1,000	The Estee Lauder Companies Inc., Cl. A	64,030

		26,136,624

	Consumer Services — 2.7%
31,000	Coinstar Inc.†	1,811,020
241,000	Liberty Interactive Corp., Cl. A†	5,152,580
19,635	Liberty Ventures, Cl. A†	1,484,013
202,000	Rollins Inc.	4,959,100
52,500	The ADT Corp.	2,569,350

		15,976,063

	Diversified Industrial — 5.9%
41,000	Ampco-Pittsburgh Corp.	775,310
125,000	Crane Co.	6,982,500
5,000	Eaton Corp. plc	306,250
68,000	Fortune Brands Home & Security Inc.†	2,545,240
68,000	Griffon Corp.	810,560
232,000	Honeywell International Inc.	17,481,200
62,000	ITT Corp.	1,762,660
89,000	Katy Industries Inc.†	57,850
11,079	Pentair Ltd.	584,417
6,000	Precision Castparts Corp.	1,137,720
10,000	Smiths Group plc	190,996
98,000	Tyco International Ltd.	3,136,000

		35,770,703

	Electronics — 1.0%
25,000	LSI Corp.†	169,500

See accompanying notes to schedule of investments.

The Gabelli Value Fund Inc.

Schedule of Investments (Continued) — March 31, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
165,000	Texas Instruments Inc.	$5,854,200

		6,023,700

	Energy and Utilities — 4.1%
2,000	Chevron Corp.	237,640
75,000	ConocoPhillips	4,507,500
26,000	CONSOL Energy Inc.	874,900
200,000	GenOn Energy Inc., Escrow†(a)	0
240,000	National Fuel Gas Co.	14,724,000
7,300	Occidental Petroleum Corp.	572,101
32,000	Phillips 66	2,239,040
23,000	Southwest Gas Corp.	1,091,580
40,000	Weatherford International Ltd.†	485,600

		24,732,361

	Entertainment — 14.9%
41,700	Discovery Communications Inc., Cl. A†	3,283,458
86,700	Discovery Communications Inc., Cl. C†	6,029,118
53,000	Dover Motorsports Inc.	106,000
238,000	Grupo Televisa SAB, ADR	6,333,180
86,000	Starz - Liberty Capital†	1,904,900
282,000	The Madison Square Garden Co., Cl. A†	16,243,200
120,000	Time Warner Inc.	6,914,400
716,000	Viacom Inc., Cl. A	45,150,960
190,000	Vivendi SA	3,924,845

		89,890,061

	Environmental Services — 1.8%
35,000	Progressive Waste Solutions Ltd.	740,250
278,000	Republic Services Inc.	9,174,000
25,000	Waste Management Inc.	980,250

		10,894,500

	Equipment and Supplies — 3.2%
138,000	CIRCOR International Inc.	5,865,000
44,000	Flowserve Corp.	7,379,240
51,000	Gerber Scientific Inc., Escrow†(a)	510
6,000	Graco Inc.	348,180
75,000	GrafTech International Ltd.†	576,000
25,000	Sealed Air Corp.	602,750
88,000	Watts Water Technologies Inc., Cl. A	4,223,120

		18,994,800

	Financial Services — 5.6%
223,000	American Express Co.	15,043,580
80,000	H&R Block Inc.	2,353,600
5,000	Interactive Brokers Group Inc., Cl. A	74,550
27,000	JPMorgan Chase & Co.	1,281,420
60,000	Kinnevik Investment AB, Cl. B	1,453,837
60,000	Legg Mason Inc.	1,929,000
18,000	Loews Corp.	793,260
13,000	Morgan Stanley	285,740

Shares		Market Value
14,000	PNC Financial Services Group Inc.	$931,000
30,000	SLM Corp.	614,400
19,000	State Street Corp.	1,122,710
20,000	Steel Excel Inc.†	542,800
102,000	The Bank of New York Mellon Corp.	2,854,980
3,800	The Goldman Sachs Group Inc.	559,170
99,000	Wells Fargo & Co.	3,662,010

		33,502,057

	Food and Beverage — 8.5%
84,000	Beam Inc.	5,337,360
54,000	Davide Campari - Milano SpA	420,166
230,000	DE Master Blenders 1753 NV†	3,552,659
148,000	Diageo plc, ADR	18,624,320
55,000	Dr Pepper Snapple Group Inc.	2,582,250
72,000	Fomento Economico Mexicano SAB de CV, ADR	8,172,000
78,000	Hillshire Brands Co.	2,741,700
6,000	John Bean Technologies Corp.	124,500
22,000	Kerry Group plc, Cl. A	1,311,196
10,000	Kikkoman Corp.	174,218
21,000	Kraft Foods Group Inc.	1,082,130
99,000	Mondelez International Inc., Cl. A	3,030,390
4,000	Nestlé SA	289,266
4,000	PepsiCo Inc.	316,440
12,000	Pernod-Ricard SA	1,495,308
14,000	Remy Cointreau SA	1,618,007

		50,871,910

	Health Care — 0.6%
4,000	Chemed Corp.	319,920
28,000	Covidien plc	1,899,520
20,000	Endo Health Solutions Inc.†	615,200
3,600	Mead Johnson Nutrition Co.	278,820
11,000	Zoetis Inc.†	367,400

		3,480,860

	Hotels and Gaming — 1.9%
13,000	Accor SA	451,597
28,000	Dover Downs Gaming & Entertainment Inc.	58,240
25,000	International Game Technology	412,500
335,000	Ladbrokes plc	1,149,363
48,000	Las Vegas Sands Corp.	2,704,800
34,000	MGM Resorts International†	447,100
130,000	Ryman Hospitality Properties Inc.	5,947,500

		11,171,100

	Machinery — 2.0%
48,000	CNH Global NV	1,983,360
57,500	Deere & Co.	4,943,850
125,000	Xylem Inc.	3,445,000
34,000	Zebra Technologies Corp., Cl. A†	1,602,420

		11,974,630

See accompanying notes to schedule of investments.

The Gabelli Value Fund Inc.

Schedule of Investments (Continued) — March 31, 2013 (Unaudited)

Shares			Market Value
		COMMON STOCKS (Continued)
		Metals and Mining — 4.0%
168,000		Barrick Gold Corp.	$4,939,200
30,000		Freeport-McMoRan Copper & Gold Inc.	993,000
90,000		Kinross Gold Corp.	713,700
6,500	(b)	Labrador Iron Ore Royalty Corp.	217,104
38,000		Materion Corp.	1,083,000
389,000		Newmont Mining Corp.	16,295,210

			24,241,214

		Publishing — 2.1%
260,000		Media General Inc., Cl. A†	1,544,400
33,000		Meredith Corp.	1,262,580
280,000		News Corp., Cl. A	8,545,600
33,000		News Corp., Cl. B	1,015,080
6,000		Nielsen Holdings NV	214,920

			12,582,580

		Real Estate — 0.7%
132,000		Griffin Land & Nurseries Inc.	3,966,600

		Retail — 1.2%
3,000		Bed Bath & Beyond Inc.†	193,260
40,000		CVS Caremark Corp.	2,199,600
32,000		HSN Inc.	1,755,520
50,000		Ingles Markets Inc., Cl. A	1,074,000
20,000		Safeway Inc.	527,000
21,000		The Home Depot Inc.	1,465,380

			7,214,760

		Specialty Chemicals — 0.7%
13,500		Airgas Inc.	1,338,660
115,000		Ferro Corp.†	776,250
14,000		FMC Corp.	798,420
14,000		International Flavors & Fragrances Inc.	1,073,380

			3,986,710

		Telecommunications — 2.1%
415,000		Cincinnati Bell Inc.†	1,352,900
12,000		Level 3 Communications Inc.†	243,480
430,000		Sprint Nextel Corp.†	2,670,300
409,000		Telephone & Data Systems Inc.	8,617,630

			12,884,310

Shares		Market Value
	Wireless Communications — 0.9%
12,000	Millicom International Cellular SA, SDR	$958,483
10,000	NII Holdings Inc.†	43,300
60,000	United States Cellular Corp.†	2,160,000
70,000	Vodafone Group plc, ADR	1,988,700

		5,150,483

	TOTAL COMMON STOCKS	588,299,124

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 2.2%
$13,104,000	U.S. Treasury Bills, 0.050% to 0.120%††, 05/16/13 to 09/12/13	13,100,972

	TOTAL INVESTMENTS — 100.0% (Cost $288,328,540)	$601,400,096

	Aggregate tax cost	$295,632,406

	Gross unrealized appreciation	$318,559,017
	Gross unrealized depreciation	(12,791,327)

	Net unrealized appreciation/depreciation	$305,767,690

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2013, the market value of fair valued securities amounted to $510 or 0.00% of total investments.

(b)	Denoted in units.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

See accompanying notes to schedule of investments.

The Gabelli Value Fund Inc.

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Value Fund Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 3/31/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Cable and Satellite	$78,948,900	—	$0	$78,948,900
Energy and Utilities	24,732,361	—	0	24,732,361
Equipment and Supplies	18,994,290	—	510	18,994,800
Other Industries (a)	465,623,063	—	—	465,623,063
Total Common Stocks	588,298,614	—	510	588,299,124
U.S. Government Obligations	—	$13,100,972	—	13,100,972
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$588,298,614	$13,100,972	$510	$601,400,096

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended March 31, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Gabelli Value Fund Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Gabelli Value Fund Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

THE GABELLI VALUE FUND INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1976 and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia University Graduate School of Business, and an Honorary Doctorate Degree from Roger Williams University in Rhode Island.

Christopher J. Marangi joined G.research, Inc. in 2003 as a research analyst, and currently leads the digital research sector team. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College, and holds an MBS with honors from Columbia School of Business.

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with a fund’s three, five and ten year (if applicable) Morningstar Rating metrics. Data presented reflects past performance, which is no guarantee of future results. Ratings are for Class AAA, A, B, C, or I shares, other classes may have different performance characteristics. Unrated classes of fund shares are not listed. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure (including the effects of sales charges, loads, and redemption fees) that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Strong relative performance is not indicative of positive fund returns. © 2013 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI VALUE FUND INC.
One Corporate Center
Rye, New York 10580-1422 t 800-GABELLI (800-422-3554) f 914-921-5118 e info@gabelli.com GABELLI.COM
Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

OFFICERS

Bruce N. Alpert

President, Secretary, and

Acting Chief Compliance

Officer

Agnes Mullady

Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

The Bank of New York

Mellon

TRANSFER AGENT AND

DIVIDEND DISBURSING

AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar Rating TM

Morningstar® rated The Gabelli Value Fund Class AAA Shares 4 stars overall, 5 stars for the three year period, and 4 stars for the five and ten year periods ended March 31, 2013 among 1,474, 1,474, 1,325, and 820 Large Blend funds, respectively. Morningstar Rating TM is based on risk-adjusted returns.

GAB409Q113QR

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Value Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	5/24/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	5/24/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	5/24/2013

* Print the name and title of each signing officer under his or her signature.